                                                                   Exhibit 10-43


                               DTE ENERGY COMPANY
                 2002 ANNUAL INCENTIVE PLAN - MEASURES & TARGETS
                                JANUARY 23, 2002

--------------------------------------------                                 -------------------------------------------------------
            2001 Plan Design                                                                     2002 Plan Design
--------------------------------------------                                 -------------------------------------------------------
         Threshold     Target      Maximum                                            Threshold    Target       Maximum     2001
Weight  50% Payout  100% Payout  200% Payout                                 Weight  50% Payout  100% Payout  200% Payout  Results
------------------------------------------------------------------------------------------------------------------------------------
 50%       11.3%       12.0%        12.6%     ROE for 2001 (1)                                                             12.6% p
          ($3.30)     ($3.50)      ($3.70)    (Pro-forma 2001 EPS)
                                              EPS for 2002 (1)                50%       $3.55       $3.75        $4.00     $3.45 p
------------------------------------------------------------------------------------------------------------------------------------
 20%        $50         $75         $125      Cash Flow ($ in Millions) (2)   25%        $50        $100          $200      $64 p
------------------------------------------------------------------------------------------------------------------------------------
 10%        82%         83%          85%      Customer Satisfaction (3)       15%        76%         82%          86%        83%
------------------------------------------------------------------------------------------------------------------------------------
  5%        7%           9%          11%      Diversity - Minority Spending   N/A    Goals established for individual
                                                                                       organizations                         14%
------------------------------------------------------------------------------------------------------------------------------------
  5%                                          Diversity Placements (4)        10%
            22%         25%          26%        -  Minorities                            22%         25%          26%        27%
            25%         28%          30%        -  Women                                 25%         28%          30%        31%
------------------------------------------------------------------------------------------------------------------------------------
 10%        40           35          27       Safety -                        N/A    Goals established for individual
                                                                                       organizations                         38
                                              Lost Work Day Incidents
------------------------------------------------------------------------------------------------------------------------------------

NOTES:

(1) For 2001, ROE (and pro-forma EPS) excluded goodwill amortization and restructuring charges. For 2002, EPS targets are on an "as reported" (all inclusive) basis.

(2) For 2002, cash flow is defined as cash from operations; less regulated and non-regulated capital expenditures and dividends; plus MCN out-of-region asset sales.

(3) For 2002 approximately 90% of DTE's customers will be included in this measurement (both electric and gas, residential, small businesses and some large businesses).

(4) For 2002 Diversity Placements will be measured across the entire DTE enterprise.

(5) To determine final payouts, the actual results will be interpolated between the Threshold and Target, and between the Target and Maximum for each of the four measures.

                               DTE ENERGY COMPANY
                            2002 STOCK INCENTIVE PLAN
                   PERFORMANCE SHARE GRANT MEASURES & TARGETS
                                JANUARY 23, 2002

                                    -----------------------------------------------
                                             Threshold       Target       Maximum
                                    Weight   50% Payout   100% Payout   200% Payout
-----------------------------------------------------------------------------------
Earnings Growth                      60%         2%            4%            8%
-----------------------------------------------------------------------------------
Total Shareholder Return             25%     25th %ile     50th %ile     90th %ile
  - S&P Utility Index
-----------------------------------------------------------------------------------
Employee Satisfaction/Engagement     15%     30th %ile     50th %ile     75th %ile
-----------------------------------------------------------------------------------

NOTES:

To determine final payouts, the actual results will be interpolated between the Threshold and Target, and between the Target and Maximum for each of the three measures.

THESE PROPOSED MEASURES, TARGETS, AND WEIGHTINGS ARE IDENTICAL TO THE 2001
DESIGN.